Equable Shares Hedged Equity ETF
Schedule of Investments
January 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 98.0%		Shares	Value
Clearshares Ultra-Short Maturity ETF		20,000	$2,001,000
iShares Core S&P 500 ETF (a)(b)(c)		255,000	177,232,650
State Street SPDR S&P 500 ETF Trust (a)(b)(c)		275,000	190,291,750
TOTAL EXCHANGE TRADED FUNDS (Cost $269,555,968)			369,525,400

PURCHASED OPTIONS(d) - 0.4%	Notional Amount	Contracts(e)	Value
Put Options - 0.4%
State Street SPDR S&P 500 ETF Trust, Expiration: 03/31/2026; Exercise Price: $660.00	$110,715,200	1,600	1,264,000
TOTAL PURCHASED OPTIONS (Cost $1,262,789)			1,264,000

TOTAL INVESTMENTS - 98.4% (Cost $270,818,757)			370,789,400
Money Market Deposit Account(f) - 5.6%			21,081,603
Liabilities in Excess of Other Assets - (4.0)%			(14,913,312)
TOTAL NET ASSETS - 100.0%			$376,957,691

Percentages are stated as a percent of net assets.
ETF – Exchange Traded Fund

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at https://www.sec.gov/.

(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)	All or a portion of the security has been committed as collateral for written options. The total value of assets committed as collateral as of January 31, 2026 was $367,524,400.
(d)	Non-income producing security.
(e)	100 shares per contract.
(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2026 was 3.36%.

Equable Shares Hedged Equity ETF
Schedule of Written Options
January 31, 2026 (Unaudited)

WRITTEN OPTIONS (a)	Notional Amount	Contracts(b)	Value
Call Options
iShares Core S&P 500 ETF, Expiration: 03/20/2026; Exercise Price: $680.00	$(177,232,650)	(2,550)	$(6,923,250)
State Street SPDR S&P 500 ETF Trust, Expiration: 03/31/2026; Exercise Price: $680.00	(190,291,750)	(2,750)	(7,209,125)
Total Call Options			(14,132,375)

Put Options
State Street SPDR S&P 500 ETF Trust, Expiration: 03/31/2026; Exercise Price: $620.00	(110,715,200)	(1,600)	(582,400)
TOTAL WRITTEN OPTIONS (Premiums received $13,068,204)			$(14,714,775)

Percentages are stated as a percent of net assets. ETF – Exchange Traded Fund

(a)	Non-income producing security
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Equable Shares Hedged Equity ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments at Fair Value:
Exchange Traded Funds	$369,525,400	$–	$–	$369,525,400
Purchased Options	–	1,264,000	–	1,264,000
Total Investments in Securities	$369,525,400	$1,264,000	$–	$370,789,400

Liabilities:
Investments at Fair Value:
Written Options	$–	$(14,714,775)	$–	$(14,714,775)
Total Investments in Securities	$–	$(14,714,775)	$–	$(14,714,775)

As of the period ended January 31, 2026, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Fund’s Schedule of Investments for further information on the classification of investments.